UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2017

QUINSTREET, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34628	77-0512121
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 Tower Lane, 6th Floor

Foster City, CA 94404

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 578-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

On October 30, 2017, QuinStreet, Inc. (the “Company”) issued a press release announcing its financial results for its first quarter ended September 30, 2017. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2017 Annual Meeting of Stockholders on October 25, 2017. Of the 45,743,536 shares of the Company’s common stock outstanding as of September 1, 2017 (the record date), 42,196,010 shares, or 92.24%, were present or represented by proxy at the meeting. Four proposals were considered at the meeting.

Proposal One. The stockholders elected the Company’s three Class II nominees to the Company’s Board of Directors to each serve for a three-year term, each until his or her successor is duly elected and qualified. The table below presents the results of the election:

Name	For	Withheld	Broker Non-Votes
Robin Josephs	33,148,656	4,237,414	4,809,940

John G. McDonald	33,141,886	4,244,184	4,809,940

Gregory Sands	33,269,090	4,116,980	4,809,940

Proposal Two. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018. The table below presents the voting results on this proposal:

For	Against	Abstentions
42,093,423	95,807	6,780

Proposal Three. The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2017 Proxy Statement. The table below presents the voting results on this proposal:

For	Against	Abstentions	Broker Non-Votes
24,053,252	13,328,818	4,000	4,809,940

Proposal Four. The stockholders determined, on a non-binding advisory basis, the every “1 Year” frequency of future stockholder advisory votes regarding compensation awarded to our named executive officers. The table below presents the voting results on this proposal (and the Company will hold advisory votes on executive compensation every 1 year):

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
36,424,590	717	887,614	73,149	4,809,940

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

Exhibit Number	Description

99.1	Press release dated October 30, 2017 titled “QuinStreet Reports First Quarter Fiscal Year 2018 Financial Results”

The information contained in Items 2.02 and 9.01 (including the exhibit furnished in this report) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 30, 2017 titled “QuinStreet Reports First Quarter Fiscal Year 2018 Financial Results”

The information contained in Items 2.02 and 9.01 (including the exhibit furnished in this report) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINSTREET, INC.

Dated: October 30, 2017	By:	/s/ Gregory Wong
Gregory Wong Chief Financial Officer and Senior Vice President